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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2007

                             THE TOPPS COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        000-15817             11-2849283
(State or other jurisdiction of     (Commission File Number)  (IRS Employer
       incorporation)                                        Identification No.)

                  One Whitehall Street, New York, NY             10004-2109
               (Address of principal executive offices)          (Zip Code)

                                  212-376-0300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CPR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.

     On August 10, 2007, The Topps Company, Inc. (the "Company") and NFL Properties LLC ("NFL Properties") entered into a License Agreement (the "License Agreement"), which is effective as of April 1, 2007.

     Under the terms of the License Agreement, the Company agrees to pay certain royalties and marketing fees to NFL Properties, and the Company is authorized to manufacture and distribute trading card products featuring certain trademarks that NFL Properties has the right to license. The term of the License Agreement expires on March 31, 2010.

     The License Agreement will be filed as an exhibit to the Company's quarterly report on Form 10-Q for the fiscal quarter ending on September 1, 2007, with portions to be omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Item 5.02 Compensatory Arrangements of Certain Officers

     On August 14, 2007, the Company finalized the Annual Incentive Bonus Plan for Fiscal Year 2008 (the "Plan"). The purpose of the Plan is to reward and incentivise employees for operational and individual performance through a platform that provides objective measurements of and feedback for individual and group performance. Participation in the Plan is limited to salaried employees who remain employed on the date that bonuses are to be paid and certain former employees (who participate on a pro rata basis) who terminate employment on account of retirement, death or disability and, following a change in control of the Company, who are terminated by the Company without cause or quit for good reason. The Plan provides for the payment of annual bonuses based on overall Company goals, business unit goals and/or individual goals. The Company and business unit goals are tied to the achievement of operating profit targets. Individual goals vary from participant to participant. Maximum bonus opportunities generally range from 15% to 60% of base salary and are weighted to the various Company, business unit and individual goals based on each participant's position within the Company. Messrs. Shorin, Friedman and Friss have maximum bonus opportunities equal to 60% of their base salaries and do not receive any bonus based upon individual goals. Mr. Silverstein has a maximum bonus opportunity of 90% of his base salary (20% of which is paid in the form of restricted stock) pursuant to his employment agreement with the Company, and does not receive any bonus based upon individual goals.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 16, 2007

                                THE TOPPS COMPANY, INC.


                                By: /s/ Scott Silverstein
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                                    Name:  Scott Silverstein
                                    Title: President and Chief Operating Officer